                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 1, 2007

          MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-OAR2
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

   Delaware                      333-140436                       13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 6.02. Change of Servicer.

     This Current Report on Form 8-K is being filed to disclose a transfer of servicing on June 1, 2007 to Central Mortgage Company ("CMC") of approximately 6.30% of the mortgage loans in the trust fund that are currently serviced by Wilshire Credit Corporation (the "Mortgage Loans") pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wilshire Credit Corporation, as servicer, as well as to disclose the servicing guidelines of CMC.

     As of June 1, 2007, none of the Mortgage Loans are serviced by Wilshire Credit Corporation; the Mortgage Loans are serviced by CMC pursuant to the Servicing Agreement, dated as of June 1, 2007, between Merrill Lynch Mortgage Investors, Inc., as depositor, and Central Mortgage Company, as servicer. The servicing transfer is further described in the Prospectus, dated March 22, 2007, as supplemented by the Prospectus Supplement, dated March 28, 2007.

ITEM 9.01. Financial Statements and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Not applicable.

          (d) Exhibits:

               99.1 Servicing Agreement, dated as of June 1, 2007, between
                    Merrill Lynch Mortgage Investors, Inc., as depositor, and Central Mortgage Company, as servicer.

CENTRAL MORTGAGE COMPANY

     Servicing Experience and Procedures of Central Mortgage Company

     The principal executive offices of Central Mortgage Company ("CMC") are located at 801 John Barrow Road, Little Rock, Arkansas 72205. CMC is an Arkansas corporation, and a wholly owned subsidiary of Arvest Bank, Fayetteville, Arkansas, which is a wholly owned subsidiary of Arvest Bank Group, Inc., a privately held multi-bank holding company.

     CMC was established in 1997 to, among other activities, service mortgage loans. CMC was acquired by Arvest Bank Group, Inc. in January 2000. CMC does not, at this time, originate loans. CMC instead focuses on acquiring servicing volume through the purchase of mortgage servicing rights or subservicing of prime and Alt-A first lien mortgage loans. CMC does not, as a regular part of its business, own the mortgage loans it services.

     CMC is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, U.S. Housing and Urban Development and Veterans Administration and has experience in servicing loans similar to the mortgage loans.

     CMC has been assigned ratings of SQ2- by Moody's Investors Service as a primary servicer of residential prime and Alt-A first lien mortgage loans and a RPS3+ by Fitch Ratings as a primary servicer of residential prime product.

     Multiple Servicers

     Wells Fargo Bank, N.A. serves as the master servicer. The master servicer oversees the actions of all primary servicers and special servicers. Primary servicers have contact with the mortgagors on a day to day basis as needed, but special servicers only perform specific assigned functions related to servicing. CMC serves as a primary servicer.

     Loan Servicing

     CMC has established standard policies for the servicing and collection of mortgages. Standard servicing which also is relevant to the mortgage loans involved herein includes, but is not limited to:

          i.   collecting, aggregating and remitting mortgage loan payments;

          ii.  accounting for principal and interest;

          iii. administration of escrow (impound) funds for payment of taxes and insurance;

          iv.  management of adjustable rate mortgages;

          v.   oversight of delinquent mortgage loans;

          vi.  loss mitigation remedies;

          vii. inspection of the mortgaged properties as needed;

          viii. foreclosure proceedings and, as necessary, the liquidation of mortgaged properties;

          ix.  bankruptcy proceedings; and

          x. generally administering the mortgage loans, for which a service fee is received.

     Billing statements are mailed monthly by CMC. The statement details loan activity and specifies the payment due as well as detailing various payment options available to the mortgagor, if applicable. Notice of changes in the applicable loan rate are provided to the mortgagor in a separate notification.

     Servicing policies and/or procedures with respect to mortgage loans may change over time in accordance with, among other things, changes in the servicing portfolio and applicable laws and regulations, as well as CMC's business judgment.

     Loss Mitigation and Collection Procedures

     A key function of loss mitigation and collections is to have contact with the delinquent mortgagor and carefully evaluate the circumstances of their delinquency before the delinquency becomes more serious. In addition to telephone contacts, written correspondence is sent to the delinquent mortgagor. Most delinquencies cure quickly without the need for further collection activity. Pursuant to servicing procedures, a notice of intent to foreclose is sent on the 62nd day of delinquency. If the delinquency is not cured within 31 days of the notice of intent to foreclose, the loan will be presented to the foreclosure committee for review and, upon approval, the appropriate legal action to foreclose will begin. If the default is cured, the foreclosure action will be dismissed. Loss mitigation remedies, if appropriate and consistent with the related servicing agreement, are pursued throughout the delinquency and are continued during the foreclosure action. Mortgage loans in bankruptcy are monitored carefully and opportunities for loss mitigation sought out in accordance with law.

     Once foreclosure or bankruptcy is begun, a tracking system is utilized to monitor the status of the proceedings. The system includes state specific parameters that monitor time lines that are customary for the state in which the mortgage property is located. As part of the foreclosure process, the present value of the property will be determined and the foreclosure bid, if necessary, is established.

     If the mortgage property is foreclosed and not purchased by a third party at the foreclosure sale, CMC will liquidate the property. Pursuant to its efforts to sell such foreclosed property, CMC will protect and conserve the property in accordance with the appropriate servicing agreement or appropriate REMIC provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO property to fail to qualify as "foreclosure property" within the meaning of

Section 860G(a)(8) of the IRS Code. Upon final disposition of any REO property, CMC is entitled to reimbursement of related advances.

     Material Terms of Servicing Agreement

     CMC's standard duties are described in the Loan Servicing portion of this statement. A copy of the relevant servicing agreement is maintained by the master servicer. CMC will also maintain a servicing file consisting of all documents necessary to service each mortgage loan; however it does not have physical possession of the original promissory note, original mortgage or deed of trust or other such documents which are maintained by a custodian selected by trustee. CMC is responsible for maintaining a complete set of books and records for the mortgage loans, which is required to be appropriately identified in CMC's computer system to reflect the ownership of the mortgage loan by the trustee. Unless authorized by the trustee, CMC will segregate into separate accounts all collections from the mortgage loans, and maintain custodial accounts as necessary. CMC is required to forward to the custodian on behalf of the trustee all original documents in its possession evidencing an assumption, modification, consolidation or extension of any mortgage loan entered into in accordance with the servicing agreement promptly after their execution.

     Back-Up Servicing

     In the event of an occurrence of a natural disaster or other significant event that would cause CMC to temporarily lose the ability to service the loans, a back-up system has been established and is currently operational for servicing so that no significant interruption would occur. The back-up servicer is Arvest Mortgage Company, Lowell, Arkansas, ("AMC"). AMC is an affiliated company with CMC.

     AMC's servicing system is located approximately 170 miles from CMC's location in Little Rock, Arkansas. AMC presently shares a number of operating systems and processes with CMC, but the data bases are completely separate. AMC and CMC have sufficient safeguards in place to support independent daily servicing activities, provide back-up and prevent data corruption or access by outside parties. Only in the case of a disaster or other significant event would CMC's data be accessible from AMC's location. Personnel are either currently available at AMC to handle CMC's servicing on a temporary basis or current CMC employees could relocate to provide additional support. Facilities for recognition of loan data, telephone, email, and image retention are currently in place. CMC's customers would not be aware of any interruption in normal servicing.

     Foreclosure, Delinquency and Loss Experience

     The following table summarizes the delinquency, foreclosure and loss experience for all the mortgage loans serviced by CMC. The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency, foreclosure, or loss experience of the mortgage loans included in the trust will be similar to that set forth below.

     The actual loss and delinquency experience will depend, among other things, upon factors beyond the contract of Central Mortgage, such as national and local economic conditions, real estate markets in servicing area, the real estate value securing the mortgage loans, and the financial strength of the mortgagors.

                            CENTRAL MORTGAGE COMPANY
               Overall Mortgage Portfolio Delinquency Experience


                                                                     AT DECEMBER 31,
                         ---------------------------------------------------------------------------------------------------
                                                2003                                           2004
                         -------------------------------------------------   -----------------------------------------------
                                     PERCENT                       PERCENT             PERCENT                       PERCENT
                           NUMBER      OF                            BY      NUMBER      OF                            BY
                             OF     SERVICING          LOAN         LOAN       OF     SERVICING          LOAN         LOAN
                            LOANS   PORTFOLIO        AMOUNTS       AMOUNTS    LOANS   PORTFOLIO        AMOUNTS       AMOUNTS
                            -----   ---------        -------       -------    -----   ---------        --------      -------
TOTAL PORTFOLIO            41,706      100%       $5,314,969,650     100%    85,727      100%      $13,272,305,829     100%

PERIOD OF DELINQUENCY
   30-59 DAYS               1,008     2.42%       $  102,782,884    1.93%     1,753     2.04%      $   225,874,590    1.70%
   60-89 DAYS                 238     0.57%       $   21,856,399    0.41%       379     0.44%      $    41,658,824    0.31%
   90-120 DAYS                 89     0.21%       $    8,102,848    0.15%       111     0.13%      $    12,093,004    0.09%
   OVER 120 DAYS               29     0.07%       $    1,976,636    0.04%        71     0.08%      $     6,284,723    0.05%
SUB TOTAL                   1,364     3.27%       $  134,718,767    2.53%     2,314     2.70%      $   285,911,141    2.15%

DELINQUENCY STATUS
   BANKRUPTCY                 118     0.28%       $    8,744,389    0.16%       131     0.15%      $    11,539,729    0.09%
   FORECLOSURE                164     0.39%       $   13,340,000    0.25%       214     0.25%      $    20,197,404    0.15%
   REAL ESTATE OWNED            0     0.00%       $            -    0.00%         0     0.00%      $             -    0.00%
SUB TOTAL                     282     0.68%       $   22,084,389    0.42%       345     0.40%      $    31,737,133    0.24%


TOTAL DELINQUENT LOANS      1,646     3.95%       $  156,803,156    2.95%     2,659     3.10%      $   317,648,274    2.39%


                                           AT DECEMBER 31,
                         ---------------------------------------------
                                                2005                                          2006
                         ---------------------------------------------  -----------------------------------------------
                                     PERCENT                   PERCENT             PERCENT                       PERCENT
                           NUMBER      OF                        BY     NUMBER       OF                            BY
                             OF     SERVICING       LOAN        LOAN      OF      SERVICING          LOAN         LOAN
                            LOANS   PORTFOLIO     AMOUNTS      AMOUNTS   LOANS    PORTFOLIO        AMOUNTS       AMOUNTS
                            -----   ---------     -------      -------   -----    ---------        --------      -------
TOTAL PORTFOLIO            99,591      100%   $18,599,213,273    100%   111,742   100%        $21,423,482,134      100%

PERIOD OF DELINQUENCY
   30-59 DAYS               2,191     2.20%   $   425,891,951   2.29%     2,490   2.23%          $493,634,877     2.30%
   60-89 DAYS                 424     0.43%   $    57,997,436   0.31%       569   0.51%          $119,982,057     0.56%
   90-120 DAYS                144     0.14%   $    20,514,729   0.11%       222   0.20%           $57,670,834     0.27%
   OVER 120 DAYS              115     0.12%   $    13,519,839   0.07%       131   0.11%           $27,495,655     0.13%
SUB TOTAL                   2,874     2.89%   $   517,923,955   2.78%     3,412   3.05%          $698,783,423     3.26%

DELINQUENCY STATUS
   BANKRUPTCY                 246     0.25%   $    24,761,164   0.13%       314   0.28%           $37,971,489     0.18%
   FORECLOSURE                253     0.25%   $    28,763,225   0.15%       457   0.41%          $100,464,103     0.47%
   REAL ESTATE OWNED            0     0.00%   $             -   0.00%        41   0.04%            $9,281,555     0.04%
SUB TOTAL                     499     0.50%   $    53,524,389   0.29%       812   0.73%          $147,717,147     0.69%


TOTAL DELINQUENT LOANS      3,373     3.39%   $   571,448,344   3.07%     4,224   3.78%          $846,500,570     3.95%



                                                2007 Q1
                         ---------------------------------------------
                                     PERCENT                   PERCENT
                           NUMBER      OF                        BY
                             OF     SERVICING       LOAN        LOAN
                            LOANS   PORTFOLIO     AMOUNTS      AMOUNTS
                            -----   ---------     -------      -------
TOTAL PORTFOLIO             111,656     100%  21,424,911,768     100%

PERIOD OF DELINQUENCY
   30-59 DAYS                 1,713    1.54%     351,390,920    1.64%
   60-89 DAYS                   471    0.42%     105,200,388    0.49%
   90-120 DAYS                  195    0.17%      49,456,883    0.23%
   OVER 120 DAYS                143    0.13%      32,927,441    0.16%
SUB TOTAL                     2,522    2.26%     538,975,632    2.52%

DELINQUENCY STATUS
   BANKRUPTCY                   344    0.31%      47,720,483    0.22%
   FORECLOSURE                  654    0.58%     165,489,562    0.77%
   REAL ESTATE OWNED             32    0.03%       8,359,336    0.04%
SUB TOTAL                     1,030    0.92%     221,569,381    1.03%


TOTAL DELINQUENT LOANS        3,552    3.18%     760,545,014    3.55%

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: June 6, 2007

                                INDEX TO EXHIBITS

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
99.1          Servicing Agreement, dated as of June 1, 2007, between Merrill Lynch
              Mortgage Investors, Inc., as depositor, and Central Mortgage Company, as servicer.